                                                                   EXHIBIT 99(c)

                                                                       EXHIBIT B

                          REGISTRATION RIGHTS AGREEMENT

     This REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT"), dated as of October ___, 2002, by and between the Purchasers listed on the signature pages hereto (the "PURCHASERS"), and WHITE MOUNTAINS INSURANCE GROUP, LTD., a company existing under the laws of Bermuda (the "COMPANY").

                              W I T N E S S E T H:

     WHEREAS, this Agreement is entered into pursuant to that certain Subscription Agreement between the Purchasers and the Company dated as of October 23, 2002 (the "SUBSCRIPTION AGREEMENT"), pursuant to which, among other things, the Purchasers agreed to purchase from the Company, for a purchase price of $199,999,970, 677,966 Convertible Preference Shares, convertible into Common Shares under the terms and conditions set forth in the resolution of the Board of Directors related thereto (the "RESOLUTION"); and

     WHEREAS, in connection with the transactions contemplated by the Subscription Agreement, the parties hereto desire to provide for certain rights and obligations in respect of the Common Shares as hereinafter provided.

     NOW, THEREFORE, in consideration of the mutual agreements, covenants, representations and warranties contained herein and in the Subscription Agreement, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. DEFINITIONS. As used in this Agreement, the following terms have the following meanings:

     "AFFILIATE" of a specified Person means any Person that is a direct or indirect wholly owned subsidiary of such Person.

     "BEST EFFORTS" means the commercially reasonable efforts that a prudent person desirous of achieving a result would use in good faith in similar circumstances to ensure that such result may be achieved as expeditiously as can reasonably be expected.

     "BOARD" means the board of directors of the Company.

     "COMMON SHARES" means common shares of the Company, par value $1.00 per share.

     "COMPANY REGISTRATION STATEMENT" shall have the meaning ascribed to such term in Section 2(f).

     "CONVERSION SHARES" means the Common Shares issuable or issued upon conversion of the Convertible Preference Shares, as the number and/or type of such shares may be adjusted from time to time pursuant to the terms and conditions of the Subscription Agreement and the Resolution.

     "DELAY PERIOD" shall have the meaning ascribed to such term in
Section 2(f).

     "DEMAND" shall have the meaning ascribed to such term in Section 2(a).

     "DEMAND REGISTRATION" shall have the meaning ascribed to such term in
Section 2(a).

     "DISADVANTAGEOUS CONDITION" shall have the meaning ascribed to such term in
Section 2(f).

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any successor statute.

     "HOLDER" or "HOLDERS" means each Purchaser or any Permitted Transferee thereof which is the record holder of Registrable Securities.

     "MINIMUM NUMBER" means 250,000 Common Shares; PROVIDED that, the Minimum Number shall be adjusted by the same ratio as the number of outstanding Common Shares is adjusted in the event of any reclassification, share combination, share subdivision, share dividend or similar event with respect to the Common Shares.

     "OTHER HOLDERS" shall have the meaning ascribed to such term in
Section 3(b).

     "OTHER SECURITIES" shall have the meaning ascribed to such term in
Section 3.

     "PERMITTED TRANSFEREE" shall mean (i) any Affiliate of a Holder or (ii) any permitted transferee of Convertible Preference Shares under Section 10 of the Resolution.

     "PERSON" means any person or entity of any nature whatsoever, specifically including an individual, a firm, a company, a corporation, a partnership, a trust or other entity.

     "PURCHASER" means each person other than the Company listed on the signature pages of this Agreement as a party hereto.

     "REGISTRABLE SECURITIES" means the Conversion Shares and any stock or other securities into which or for which such Conversion Shares may hereafter be changed, converted or exchanged upon any reclassification, share combination, share subdivision, share dividend, merger, consolidation or similar transactions or events, including without limitation according to the terms of the Subscription Agreement and the Resolution; PROVIDED that any such securities shall cease to be Registrable Securities if (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with the plan of distribution set forth in such registration statement or (ii) such securities shall have been transferred pursuant to Rule 144.

     "REGISTRATION EXPENSES" means all reasonable expenses in connection with any registration of securities pursuant to this Agreement including, without limitation, the following: (i) SEC filing fees; (ii) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Registrable Securities to be disposed of under the Securities Act; (iii) all expenses in connection with the preparation, printing and filing of the registration statement, any preliminary prospectus or final prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to any stockholders, underwriters and dealers and all expenses incidental to delivery of the Registrable Securities;
(iv) the cost of producing blue sky or legal investment memoranda; (v) all expenses in connection with the qualification of the Registrable Securities to be disposed of for offering and sale under state securities laws, including the reasonable fees and disbursements of counsel for the underwriters and the Holders in connection with such qualification and in connection with any blue sky and legal investments surveys; (vi) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Registrable Securities to be disposed of; (vii) transfer agents', depositories' and registrars' fees and the fees of any other agent appointed in connection with such offering; (viii) all security engraving and security printing expenses; (ix) all fees and expenses payable in connection with the listing of the Registrable Securities on each securities exchange or inter-dealer quotation system on which a class of common equity securities of the Company is then listed; (x) all reasonable out-of-pocket expenses of the Company incurred in connection with road-show presentations, if any; (xi) courier, overnight delivery, word processing, duplication, telephone and facsimile expenses; (xii) any one-time payment for directors and officers insurance directly related to such offering, provided the insurer provides a separate statement for such payment and (xiii) the reasonable and documented fees and expenses of one law firm for the Holders; PROVIDED, HOWEVER, that each Selling Holder shall pay (y) all underwriting discounts, commissions, fees and expenses (including legal expenses other than as provided above) of any person with respect to the Registrable Securities sold by or on behalf of such Holders. In no event shall the Company pay or be responsible for the fees and disbursements of counsel for the underwriters in connection with any such registrations, except as provided in clause (v) above.

     "REQUESTING HOLDER" shall have the meaning ascribed to such term in
Section 3.

     "RESOLUTION" has the meaning set forth in the preamble to the Agreement.

     "RULE 144" means Rule 144 promulgated under the Securities Act, or any successor rule to similar effect.

     "SEC" means the United States Securities and Exchange Commission.

     "SECURITIES ACT" means the Securities Act of 1933, as amended, or any successor statute.

     "SELLING HOLDER" means any Holder selling Registrable Securities by means of a registration statement pursuant to this Agreement.

     "SUBSCRIPTION AGREEMENT" has the meaning set forth in the preamble to the Agreement.

     2.   DEMAND REGISTRATION.

          (a) At any time after the issuance of Conversion Shares upon conversion of Convertible Preference Shares pursuant to the terms and conditions of the Resolution, upon written notice (a "DEMAND") from those Holders together holding not less than the Minimum Number of the Registrable Securities requesting that the Company effect the registration under the Securities Act (a "DEMAND REGISTRATION") of any or all of the Registrable Securities held by such Holder(s), which notice shall specify the intended method or methods of disposition of such Registrable Securities, the Company promptly shall give written notice to each other Holder of the receipt by the Company of such Demand. Within 10 days of the date of the written notice by the Company, each other Holder that wishes to participate in such Demand Registration shall notify the Company in writing indicating that such Holder wishes to have its Registrable Securities included in the Demand Registration and the number of Registrable Securities it desires to include in the Demand Registration. The Company shall use its Best Efforts to prepare and file a registration statement under the Securities Act relating to the Registrable Securities to be offered as soon as practicable, but in no event later than 60 days (90 days if the applicable registration form is other than Form S-3) after the date such Demand is given, and use its Best Efforts to cause the same to become effective as promptly as practicable thereafter, in the manner set forth in Section 5.

          (b) Notwithstanding any other provision of this Agreement to the contrary, a Demand Registration requested by any Holder(s) pursuant to this
Section 2 shall not be deemed to have been effected: (i) if it is withdrawn as a result of a Disadvantageous Condition as described in Section 2(f)(iv); (ii) if after it has become effective such registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court for any reason other than a misrepresentation or an omission by such Holder(s) and, as a result thereof, less than 75% of the Registrable Securities requested to be registered can be completely distributed in accordance with the plan of distribution set forth in the related registration statement; (iii) if the conditions to closing that relate to the Company specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied or waived; or (iv) if, with respect to such Demand Registration, the Company fails to keep the related registration statement effective for the period required under
Section 5(a)(i)(x).

          (c) In the event that any registration pursuant to this Section 2 shall involve, in whole or in part, an underwritten offering, the Holder(s) initiating the Demand Registration pursuant to Section 2(a) shall have the right to designate an underwriter as the sole lead managing underwriter of such underwritten offering, subject to the Company's consent which shall not be unreasonably withheld.

          (d) In the event that the Holders participating in a Demand Registration are advised in writing (with a copy to the Company) by the lead managing underwriter designated by the initiating Holder(s) pursuant to
Section 2(c) that, in such firm's good-faith opinion, marketing factors require a limitation on the number of shares to be underwritten, the number of shares to be included in the underwriting and registration shall be allocated to the Holders participating in the Demand Registration PRO RATA based on the number of Registrable Securities requested to be included in the Demand Registration by each such Holder.

          (e) Unless the number of shares to be underwritten has been limited in accordance with Section 2(d), the Company shall have the right to cause the registration of additional securities for sale for the account of any person (including the Company) in any registration of Registrable Securities requested by any Holder(s) pursuant to Section 2(a); PROVIDED that in the event that such Holder(s) are advised in writing (with a copy to the Company) by the lead managing underwriter designated by the initiating Holder(s) pursuant to Section 2(c) that, in such firm's good-faith opinion, marketing factors require a limitation on the number of shares to be underwritten, the number of shares to be included in the underwriting and registration shall be allocated first to the Holder(s) taking part in the Demand Registration pursuant to Section 2(a) and second to such additional persons (including the Company) seeking to participate in such registration on such basis as the Company may determine.

          (f) Notwithstanding any other provision of this Agreement to the contrary, (i) the Company shall not be required to effect a Demand Registration within a period of six months after the effective date of any other registration statement of the Company, provided that, if required pursuant to Section 3, notice of such registration statement has been given to all Holders pursuant to
Section 3, (ii) the Company shall not be obligated to effect more than a total of one Demand Registration pursuant to this Section 2, (iii) the Company shall not be required to effect a Demand Registration if the Demand related thereto is delivered during the period commencing 45 days prior to the estimated date of filing by the Company of a registration statement pertaining to a public offering of securities of the Company (a "COMPANY REGISTRATION STATEMENT") that are the same as, or convertible into or exchangeable for, Common Shares (other than a registration statement on Form S-8 or successor form) and ending on the date of effectiveness of such registration statement; PROVIDED, that in no event shall the Company be required to file a registration statement pertaining to a Demand Registration at any time prior to 90 days after the effectiveness of any Company Registration Statement and (iv) with respect to any registration statement filed, or to be filed, pursuant to this Section 2, if the Company shall furnish to the Holder(s) requesting such registration a certified resolution of the Board stating that in the good faith judgment of the Board it would not (because of the existence of, or in anticipation of, any acquisition or material financing activity, or the unavailability for reasons beyond the Company's control of any required financial statements, or any other event or condition of similar significance to the Company) be in the best interests (a "DISADVANTAGEOUS CONDITION") of the Company for such a registration statement to be maintained effective, or to be filed and become effective, the Company may postpone the filing or the effectiveness of such registration statement, or delay the filing of any amendment thereto, until the earlier of 90 days following the date such certified resolution is furnished to such Holder(s) or the date such Disadvantageous Condition no longer exists (such period, a "DELAY PERIOD"); PROVIDED, HOWEVER, that the Delay Periods in any six consecutive months may not exceed 90 days. Upon receipt of any such notice of a Disadvantageous Condition, the Holder(s) selling securities pursuant to an effective registration statement shall discontinue use of the prospectus contained in such registration statement and, if so directed by the Company, shall deliver to the Company all copies, other than permanent file copies then in such Holders' possession, of the prospectus then covering such Registrable Securities or, in the event no registration statement shall have been filed, all drafts of the registration statement and the prospectus covering such Registrable Securities.

          3. PIGGYBACK REGISTRATION. At any time after the issuance of Conversion Shares pursuant to the conversion of Convertible Preference Shares pursuant to the terms of the Resolution, if the Company proposes to register any of its Common Shares or any other of its common equity securities (collectively, "OTHER SECURITIES") under the Securities Act (other than a registration (i) on Form S-4 or S-8 or any successor form thereto, (ii) filed in connection with an offering of securities solely to the Company's existing shareholders or (iii) pursuant to a registration under Section 2), whether or not for sale for its own account, in a manner which would permit registration of Registrable Securities for sale for cash to the public under the Securities Act, at each such time it will give prompt written notice to each Holder of its intention to do so at least thirty (30) days prior to the anticipated filing date of the registration statement relating to such registration. Such notice shall offer each such Holder the opportunity to include in such registration statement such number of Registrable Securities as each such Holder may request. Upon the written request of any such Holder (each, a "REQUESTING HOLDER") made within twenty (20) days after the receipt of the Company's notice (which request shall specify the number of Registrable Securities intended to be disposed of and the intended method of disposition thereof), the Company shall use its Best Efforts to effect, in the manner set forth in the applicable provisions of
Section 5, in connection with the registration of the Other Securities, the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register, to the extent required to permit the disposition (in accordance with such intended methods thereof) of the Registrable Securities so requested to be registered, provided that:

          (a) if, at any time after giving such written notice of its intention to register any of its securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company may, at its election, give written notice of such determination to each Requesting Holder of Registrable Securities and thereupon shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith as provided in Section 4), without prejudice, however, to the rights of Holders to request that such registration be effected as a registration under Section 2;

          (b) if the registration referred to in the first sentence of this
     Section 3 is to be an underwritten registration on behalf of the Company or on behalf of the holders of securities (other than Registrable Securities) of the Company (the "OTHER HOLDERS"), and the managing underwriter designated by the Company or the Other Holders, as applicable, advises the Company in writing that, in such firm's good-faith opinion, marketing factors require a limitation on the number or amount of shares to be underwritten, the Company shall include in such registration: (1) first, all securities the Company or any Other Holder, as applicable, proposes to sell for its own account and (2) second, up to such number or amount of securities (including Registrable Securities) recommended by such managing underwriter, to such additional persons seeking to participate in such registration, allocated PRO RATA based on the number of shares requested to be included by such additional persons;

          (c) in the event that any registration pursuant to this Section 3 shall involve, in whole or in part, an underwritten offering, each Requesting Holder pursuant to this Section 3 hereby agrees to sell such portion of its Registrable Securities to be registered pursuant to Section 3(a) to the managing underwriter(s) designated by the Company or the Other Holders, as applicable, on the same terms and conditions that apply to the Company and/or the Other Holders; PROVIDED, HOWEVER, that any such Requesting Holder shall be permitted to withdraw all or part of the Registrable Securities from such registration at any time prior to the execution of the underwriting agreement relating thereto and PROVIDED FURTHER, HOWEVER, the Requesting Holders shall only be required to make representations and warranties and provide indemnity as is customary for selling stockholders in similar registrations; and

          (d) no registration of Registrable Securities effected under this
     Section 3 shall relieve the Company of its obligation to effect a registration of Registrable Securities pursuant to Section 2 hereof.

     4. EXPENSES. The Company agrees to pay all Registration Expenses with respect to any offerings pursuant to Section 2 or Section 3 hereof. In addition, but not in duplication of, the foregoing, each Holder shall be entitled to reimbursement from the Company for any out-of-pocket losses actually incurred in the event, and only to the extent, that such Holder suffers such losses as a result of such Holder's inability to make delivery of sold Registrable Securities due to the Company's breach of its commitment to provide timely notice as required by Section 5(a)(v).

     5.   REGISTRATION AND QUALIFICATION.

          (a) If and whenever the Company is required to use its Best Efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Section 2 or 3 hereof, the Company shall:

          (i) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to (x) keep such registration statement effective until the earlier of such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the Holder(s) thereof set forth in such registration statement or the expiration of 90 days after such registration statement becomes effective and (y) comply with the provisions of the Securities Act applicable to the Company with respect to the securities covered by such registration statement;

          (ii) furnish to the Selling Holder(s) and to any underwriter of such Registrable Securities such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits) and such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Securities Act, and such other documents, as the Selling Holder(s) or such underwriter may reasonably request in order to facilitate the public sale of the Registrable Securities, and a copy of any and all transmittal letters or other correspondence to, or received from, the SEC or any other governmental agency or self-regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange) relating to such offering;

          (iii) unless the exemption from state regulation of securities offerings under Section 18 of the Securities Act applies, use its Best Efforts to register or qualify all Registrable Securities covered by such registration statement under the securities or blue sky laws of such jurisdictions as the Selling Holders or any underwriter of such Registrable Securities shall reasonably request; PROVIDED that the Company shall not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (iii), (B) subject itself to taxation in any such jurisdiction or
     (C) consent to general service of process in any such jurisdiction;

          (iv) furnish, at the written request of any Holder requesting registration pursuant to Section 2, if the method of distribution is by means of an underwritten offering, on the date that the Registrable Securities are delivered to the underwriters for sale pursuant to such registration or, if such Registrable Securities are not being sold through underwriters, on the date that the registration statement with respect to such Registrable Securities becomes effective: (x) an opinion of counsel for the Company, dated such date and (y) a "cold comfort" letter dated such date and the date the offering is priced, signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities;

          (v) promptly notify the Selling Holders in writing (x) at any time when a prospectus relating to a registration pursuant to Section 2 or 3 hereof is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (y) of any request by the SEC or any other regulatory body or other body having jurisdiction for any amendment of or supplement to any registration statement or other document relating to such offering, and in either such case (x) or (y) at the request of the Selling Holders, subject to
     Section 2(f)(iv) and Section 4 hereof, prepare and furnish to the Selling Holders a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading;

          (vi) use its Best Efforts to comply with all applicable rules and regulations of the SEC and to make available to its securities holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months, but not more than eighteen (18) months, beginning after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act; and

          (vii) furnish unlegended certificates representing ownership of the Registrable Securities being sold in such denominations as shall be requested by the Selling Holders or the underwriters, with expenses therewith to be paid in accordance with Section 4 hereof.

          (b) The Holder(s) of Registrable Securities on whose behalf Registrable Securities are to be distributed by one or more underwriters shall be parties to any underwriting agreements relating to the distribution of such Registrable Securities.

     6.   UNDERWRITING, DUE DILIGENCE.

          (a) If requested by the underwriters for any underwritten offering of Registrable Securities pursuant to a registration requested under Section 2 of this Agreement, the Company shall enter into an underwriting agreement in customary form with such underwriters for such offering, such agreement to contain such representations and warranties by the Company and such other terms and provisions as are customarily contained in underwriting agreements with respect to such distributions, including, without limitation, indemnities and contribution substantially to the effect and to the extent provided in Section 7 hereof and the provision of opinions of counsel and accountants' letters to the effect and to the extent provided in Section 5(a)(iv) hereof. The Holders on whose behalf the Registrable Securities are to be distributed by such underwriters shall be parties to any such underwriting agreement. Such underwriting agreement shall also contain such representations and warranties by the Holders on whose behalf the Registrable Securities are to be distributed as are customarily contained in underwriting agreements with respect to such distributions. The Selling Holders may require that any additional securities included in a Demand Registration be included on the same terms and conditions as the Registrable Securities that are included therein.

          (b) In the event that any registration pursuant to Section 3 shall involve, in whole or in part, an underwritten offering, the Company may require the Registrable Securities requested to be registered pursuant to Section 3 to be included in such underwriting on the same terms and conditions as shall be applicable to the other securities being sold through underwriters under such registration. If requested by the underwriters for such underwritten offering, the Holders on whose behalf the Registrable Securities are to be distributed shall enter into an underwriting agreement with such underwriters, such agreement to contain such representations and warranties by the Holders and such other terms and provisions as are customarily contained in underwriting agreements with respect to such distributions, including, without limitation, indemnities and contribution substantially to the effect and to the extent provided in Section 7 hereof. Such underwriting agreement shall also contain such representations and warranties by the Company and such other person or entity for whose account securities are being sold in such offering as are customarily contained in underwriting agreements with respect to such distributions.

          (c) In connection with the preparation and filing of each registration statement registering Registrable Securities under the Securities Act, the Company shall give the Selling Holders and the underwriters, if any, and their respective counsel and accountants, such reasonable and customary access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified the Company's financial statements as shall be necessary, in the opinion of such Selling Holders and such underwriters or their respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

     7.   INDEMNIFICATION AND CONTRIBUTION.

          (a) In the case of any registration of any Registrable Securities under the Securities Act pursuant to Sections 2 and 3 of this Agreement, the Company agrees to indemnify and hold harmless each Selling Holder, its officers and directors, each underwriter of Registrable Securities so offered and each person, if any, who controls any of the foregoing persons within the meaning of the Securities Act, from and against any and all losses, claims, damages, expenses, judgments or liabilities, joint or several, to which they or any of them may become subject, under the Securities Act or otherwise, including any amount paid in settlement of any litigation commenced or threatened, and shall promptly reimburse them, as and when incurred, for any reasonable legal or other expenses incurred by them in connection with investigating any claims and defending any actions, insofar as such losses, claims, damages, expenses, judgments or liabilities shall arise out of, or shall be based upon, any untrue statement or alleged untrue statement of a material fact contained in the registration statement on the effective date thereof (including any prospectus filed under Rule 424 of the Securities Act) or any amendment thereof or supplement thereto, or in any document incorporated by reference therein, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED, HOWEVER, that the Company shall not be liable to the Selling Holders in any such case to the extent that any such loss, claim, damage, expense, judgment or liability arises out of, or is based upon, any untrue statement or alleged untrue statement, or any omission, if such statement or omission shall have been made in reliance upon and in conformity with information relating to the Selling Holder(s) furnished to the Company in writing by or on behalf of any Selling Holder specifically for use in the preparation of the registration statement (including any prospectus filed under Rule 424 of the Securities Act) or any amendment thereof or supplement thereto. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of a Selling Holder and shall survive the transfer of such securities. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to each Selling Holder, its officers and directors, underwriters of the Registrable Securities or any controlling person of the foregoing.

          (b) In the case of any registration of any Registrable Securities under the Securities Act pursuant to Sections 2 and 3 of this Agreement, each Selling Holder agrees to indemnify and hold harmless the Company, its officers and directors and each person, if any, who controls any of the foregoing within the meaning of the Securities Act (and if requested by the underwriters, each underwriter who participates in the offering and each person, if any, who controls any such underwriter within the meaning of the Securities Act), from and against any and all losses, claims, damages, expenses, judgments or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or otherwise, including any amount paid in settlement of any litigation commenced or threatened, and shall promptly reimburse them, as and when incurred, for any legal or other expenses incurred by them in connection with investigating any claims and defending any actions, insofar as any such losses, claims, damages, expenses, judgments or liabilities shall arise out of, or shall be based upon, any untrue statement or alleged untrue statement of a material fact relating to such Selling Holder contained in the registration statement on the effective date thereof (including any prospectus filed under Rule 424 of the Securities Act) or any amendment thereof or supplement thereto, or any omission or alleged omission to state therein a material fact relating to such Selling Holder required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission relating to such Selling Holder was made in reliance upon information relating to such Selling Holder furnished to the Company in writing by or on behalf of such Selling Holder specifically for use in the preparation of such registration statement (including any prospectus filed under Rule 424 of the Securities Act); PROVIDED, HOWEVER, that in no event shall any Selling Holder be liable for any amount in excess of the net proceeds received from the sale of the Registrable Securities by such Selling Holder in the subject offering. The foregoing indemnity is in addition to any liability which any Selling Holder may otherwise have to the Company, or any of its directors, offices or controlling persons.

          (c) PROCEDURE FOR INDEMNIFICATION. Each party indemnified under paragraph (a) or (b) of this Section 7 shall, promptly after receipt of notice of any claim or the commencement of any action against such indemnified party in respect of which indemnity may be sought, notify the indemnifying party in writing of the claim or the commencement thereof; PROVIDED that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party on account of the indemnity agreement contained in paragraph (a) or (b) of this Section 7, except to the extent the indemnifying party was prejudiced by such failure, and in no event shall relieve the indemnifying party from any other liability which it may have to such indemnified party. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this
Section 7 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; PROVIDED that each indemnified party, its officers and directors, if any, and each person, if any, who controls such indemnified party within the meaning of the Securities Act, shall have the right to employ separate counsel reasonably approved by the indemnifying party to represent them if the named parties to any action (including any impleaded parties) include both such indemnified party and an indemnifying party or an affiliate of an indemnifying party, and such indemnified party shall have been advised by counsel either (i) that there may be one or more legal defenses available to such indemnified party that are different from or additional to those available to such indemnifying party or such affiliate or (ii) a conflict may exist between such indemnified party and such indemnifying party or such affiliate, and in that event the fees and expenses of one such separate counsel for all such indemnified parties shall be paid by the indemnifying party. An indemnified party will not enter into any settlement agreement which is not approved by the indemnifying party, such approval not to be unreasonably withheld. The indemnifying party may not agree to any settlement of any such claim or action which provides for any remedy or relief other than monetary damages for which the indemnifying party shall be responsible hereunder, without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld. In any action hereunder as to which the indemnifying party has assumed the defense thereof with counsel reasonably satisfactory to the indemnified party, the indemnified party shall continue to be entitled to participate in the defense thereof, with counsel of its own choice, but, except as set forth above, the indemnifying party shall not be obligated hereunder to reimburse the indemnified party for the costs thereof. In all instances, the indemnified party shall cooperate fully with the indemnifying party or its counsel in the defense of each claim or action.

          If the indemnification provided for in this Section 7 shall for any reason be unavailable to an indemnified party in respect of any loss, claim, damage, expense, judgment or liability, or any action in respect thereof, referred to herein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage, expense, judgment or liability in respect thereof, or action in respect thereof, in such proportion as shall be appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other with respect to the statements or omissions which resulted in such loss, claim, damage, expense, judgment or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the indemnifying party on the one hand or the indemnified party on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission, but not by reference to any indemnified party's stock ownership in the Company. In no event, however, shall a Selling Holder be required to contribute in excess of the amount of the net proceeds received by such Selling Holder in connection with the sale of Registrable Securities in the offering which is the subject of such loss, claim, damage or liability. The amount paid or payable by an indemnified party as a result of the loss, claim, damage, expense, judgment or liability, or action in respect thereof, referred to above in this paragraph shall be deemed to include, for purposes of this paragraph, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claims. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     8. RULE 144. The Company shall take such measures and file such information, documents and reports to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder and will take such further action as any Holder of Registrable Securities may reasonably request, all to the extent necessary or desirable from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement, certified by an authorized executive officer of the Company, as to whether the Company has complied with such requirements. The Company shall have no obligation to effect a registration of Registrable Securities pursuant to Section 2 or Section 3 hereof if such Registrable Securities may be sold without registration under the Securities Act within the limitation of the exemption provided by Rule 144(k).

     9. HOLDBACK. Each of the Company and the Selling Holders agrees, if so required by the managing underwriter, not to sell, make any short sale of, loan, grant any option for the purchase of (other than pursuant to employee benefit plans), effect any public sale or distribution of or otherwise dispose of the Company's equity securities or securities convertible into or exchangeable or exercisable for any such securities during the 30 days prior to and the 90 days after any underwritten registration pursuant to Section 2 or 3 hereof has become effective, except as part of such underwritten registration and except, in the case of the Company, pursuant to registrations on Form S-4 or S-8 or any successor form thereto.

     10.  TRANSFER OF REGISTRATION RIGHTS.

          (a) A Holder may transfer all or any portion of its rights under this Agreement only to a Permitted Transferee. The Holder making such transfer shall promptly notify the Company in writing stating the name and address of any Permitted Transferee and identifying the amount of Registrable Securities with respect to which the rights under this Agreement are being transferred and the nature of the rights so transferred. In connection with any such transfer, the term "Holder" as used in this Agreement shall, where appropriate to assign the rights and obligations of a Holder hereunder to such Permitted Transferee, be deemed to refer to the Permitted Transferee, as holder of such Registrable Securities.

          (b) After any such transfer, the Holder making such transfer shall retain its rights under this Agreement with respect to all other Registrable Securities still owned by such Holder.

          (c) Upon the request of the Holder making such transfer, the Company shall execute a Registration Rights Agreement with such Permitted Transferee or a proposed Permitted Transferee substantially similar to this Agreement.

     11.  MISCELLANEOUS.

          (a) INJUNCTIONS. Each party acknowledges and agrees that irreparable damage would occur in the event that any of the provisions of this Agreement was not performed in accordance with its specific terms or was otherwise breached. Therefore, each party shall be entitled to seek an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any court having jurisdiction, such remedy being in addition to any other remedy to which such party may be entitled at law or in equity.

          (b) SEVERABILITY. If any term or provision of this Agreement shall be held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms and provisions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and each of the parties shall use its Best Efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term or provision.

          (c) FURTHER ASSURANCES. Subject to the specific terms of this Agreement, each of the parties hereto shall make, execute, acknowledge and deliver such other instruments and documents, and take all such other actions, as may be reasonably required in order to effectuate the purposes of this Agreement and to consummate the transactions contemplated hereby.

          (d) WAIVERS, ETC. No failure or delay on the part of either party (or the intended third-party beneficiaries referred to herein) in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power preclude any other or further exercise thereof or the exercise of any other right or power. No modification or waiver of any provision of this Agreement nor consent to any departure therefrom shall in any event be effective unless the same shall be in writing and signed by an authorized officer of each of the parties, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

          (e) ENTIRE AGREEMENT. This Agreement contains the entire understanding of the parties with respect to its subject matter. This Agreement supersedes all prior agreements and understandings between the parties, whether written or oral, with respect to the subject matter hereof. The paragraph headings contained in this Agreement are for reference purposes only, and shall not affect in any manner the meaning or interpretation of this Agreement.

          (f) COUNTERPARTS. For the convenience of the parties, this Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original but all of which together shall be one and the same instrument.

          (g) AMENDMENT. This Agreement may be amended only by a written instrument duly executed by an authorized officer of the Company and an authorized officer of each Holder.

          (h) NOTICES. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given when received if delivered personally, on the next business day if sent by overnight courier for next business day delivery (providing proof of delivery), when confirmation is received, if sent by facsimile or in five business days if sent by U.S. registered or certified mail, postage prepaid (return receipt requested) to the other parties at the following addresses (or at such other address for a party as shall be specified by like notice):

          (i)    if to the Company, to:

                 White Mountains Insurance Group, Ltd.
                 28 Gates Street
                 White River Junction, NH 05001
                 Attention:  Corporate Secretary
                 Facsimile:  (802) 295-4550

          (ii) if to the Purchasers, at the address set forth below each Purchaser's name on the signature pages hereto.

          (i) GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

          (j) TERM. This Agreement shall remain in full force and effect until there are no Registrable Securities outstanding or until terminated by the mutual agreement of the parties hereto.

          (k) ASSIGNMENT. Except as provided herein, the parties may not assign their rights under this Agreement. This Agreement shall be binding upon and inure to the benefit of successors to the parties hereto.

          (l) PRIORITY OF RIGHTS. The Purchasers agree that the rights granted hereunder are expressly made subject to the rights of the "Holders" under the Registration Rights Agreement dated as of May 30, 2001 between the Company and Berkshire Hathaway Inc. in a manner consistent with such agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their authorized representative as of the date first above written.

                                WHITE MOUNTAINS INSURANCE GROUP, LTD.

                                     by:

                                        --------------------------
                                        Name: Dennis Beaulieu
                                        Title: Corporate Secretary

                                MUTUAL SHARES FUND
                                MUTUAL QUALIFIED FUND
                                MUTUAL BEACON FUND
                                MUTUAL DISCOVERY FUND
                                MUTUAL EUROPEAN FUND
                                MUTUAL FINANCIAL SERVICES FUND
                                FRANKLIN MUTUAL BEACON FUND
                                FRANKLIN MUTUAL BEACON FUND (JAPAN)
                                FRANKLIN MUTUAL EUROPEAN FUND
                                MUTUAL BEACON FUND (CANADA)
                                MUTUAL SHARES SECURITIES FUND
                                MUTUAL DISCOVERY SECURITIES FUND
                                MUTUAL SHARES II FUND


                                BY: FRANKLIN MUTUAL ADVISERS, LLC

                                      Address:     Franklin Mutual Advisers, LLC
                                                   50 John F. Kennedy Parkway
                                                   Short Hills, NJ 07078
                                      Attention:   Bradley Takahashi
                                      Facsimile:   (973) 912-0646

                                      by:

                                         ------------------------------
                                         Name: Bradley Takahashi
                                         Title: Vice President